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Scudder Asset Management Fund

Annual Report

March 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

Scudder Asset Management Fund

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

Asset Management Portfolio

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products

<Click Here> Account Management Resources

Scudder Asset Management Fund	Nasdaq Symbol	CUSIP Number
Premier Class	BTAMX	81111Y 309

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary March 31, 2003

Average Annual Total Returns*
Scudder Asset Management Fund	1-Year	3-Year	5-Year	Life of Class**
Premier Class	-11.88%	-7.09%	.59%	7.33%
S&P 500 Index+	-24.76%	-16.09%	-3.77%	8.65%
Salomon Broad Investment Grade Bond Index++	9.78%	9.20%	7.14%	7.13%
Asset Allocation Index - Long Range+++	-10.38%	-3.56%	1.33%	8.14%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

Net Asset Value and Distribution Information
Premier Class
Net Asset Value: 3/31/03	$ 9.17
3/31/02	$ 10.92
Distribution Information: Twelve Months: Income Dividends	$ .47

Premier Class Lipper Rankings* - Flexible Portfolio Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	108	of	302	36
3-Year	90	of	220	41
5-Year	40	of	162	25

Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $5,000,000 Investment*
[] Scudder Asset Management Fund - Premier Class [] S&P 500 Index+ [] Salomon Broad Investment Grade Bond Index++ [] Asset Allocation Index - Long Range+++

Yearly periods ended March 31

Comparative Results*
Scudder Asset Management Fund		1-Year	3-Year	5-Year	Life of Class**
Premier Class	Growth of $5,000,000	$4,406,000	$4,009,500	$5,150,000	$9,812,500
	Average annual total return	-11.88%	-7.09%	.59%	7.33%
S&P 500 Index+	Growth of $5,000,000	$3,762,000	$2,953,500	$4,126,500	$10,997,500
	Average annual total return	-24.76%	-16.09%	-3.77%	8.65%
Salomon Broad Investment Grade Bond Index++	Growth of $5,000,000	$5,489,000	$6,510,000	$7,059,000	$9,536,000
	Average annual total return	9.78%	9.20%	7.14%	7.13%
Asset Allocation Index - Long Range+++	Growth of $5,000,000	$4,481,000	$4,238,500	$5,340,500	$10,415,000
	Average annual total return	-10.38%	-3.56%	1.33%	8.14%

The growth of $5,000,000 is cumulative.

Notes to Performance Summary

* Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Fund commenced operations on September 16, 1993. Index returns begin September 30, 1993.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ Salomon Broad Investment Grade Bond Index covers all inclusive universe of institutionally traded US treasury, agency, mortgage and corporate securities.
+++ Asset Allocation Index - Long Range is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Salomon Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-month T-bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 55%; bonds: 35%; cash: 10%). These results are summed to produce the aggregate benchmark. The S&P 500 Index measures the performance of 500 large US companies. The Salomon Broad Investment Grade Bond Index covers an all inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities. The Merrill Lynch 3-month T-bill Index is representative of the 3-month Treasury market.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Derivatives may be more volatile and less liquid than traditional securities and the Fund could suffer losses on its derivative positions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

A loss of economic momentum began earlier this year in the run-up to the US-led war with Iraq, and recent economic data has been almost uniformly weak.

For years the economy has been struggling to "work off the excesses" of the late-1990s boom - excessive capital investment by firms, deficient savings by households, and inflated stock prices, for example. Now geopolitical uncertainties (such as terrorist strikes, prolonged or spreading war, and disruption of oil supplies), as well as higher oil prices, have been added to the mix. These factors have taken a heavy toll on economic activity. Labor markets have softened, so many people have been out of work. Consumers have feared having less money, and have been spending less. Businesses, afraid that consumers won't buy their goods, have been wary of investing in new equipment and building up inventories. As a result, economic growth has been slow.

When the geopolitical uncertainties diminish, a major weight will likely be lifted from the economy. But that doesn't mean it will bounce back right away. The economy will still have to work off some of the excesses of the late-1990s boom, as described above. And this may restrain a recovery.

Despite these problems, the economy still has two major sources of support. One of them is policy stimulus, such as interest rates and tax cuts. If the economy's weakness persists much longer - and especially if it lingers after the geopolitical uncertainties diminish - the Federal Reserve Board will most likely make additional interest rate cuts. Plus, federal spending hikes and tax cuts are putting more money into the pockets of consumers. This is encouraging consumer spending, which is encouraging business investment.

Another source of support for the economy is strong productivity. Productivity is a measure of business output per person-hour worked. Growth in productivity means businesses produce more goods with the same amount of labor. And that means they can possibly afford to pay workers more or hire more people. And higher wages and better employment opportunities typically encourage people to spend more. This, in turn, encourages businesses to invest in capital, because they know that if they produce more, they will be rewarded by consumers buying their goods.

Economic Guideposts Data as of 3/31/03
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management, Inc.

We expect policy stimulus and strong productivity growth to persist. This - along with a decrease in geopolitical uncertainty and lower oil prices, should both occur - would enable the economy to claw its way back to average growth and above in late 2003 and 2004.

We believe equities will surely benefit if geopolitical uncertainty declines and economic activity accelerates, as we expect later this year. However, equities are still not cheap, even after the price declines of the past three years. As a result, we expect equity returns to beat Treasury returns by much less than in recent decades. (However, note that there is a greater level of risk associated with stocks. Unlike Treasuries, the investment return and principal value of stocks will fluctuate.)

Deutsche Asset Management, Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Asset Management, Inc. as of April 7, 2003, and may not actually come to pass.

Portfolio Management Review

Scudder Asset Management Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Asset Management Portfolio (the "Portfolio") in which the fund invests all of its assets. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

On January 31, 2003, Deutsche Bank AG completed the sale of its global passive equity, enhanced equity and passive fixed income businesses to Northern Trust Investments, Inc. ("NTI"), an indirect subsidiary of Northern Trust Corporation. Under this agreement, it is proposed that Deutsche Asset Management, Inc. would remain the investment advisor to the Portfolio and that NTI would become sub-advisor to the passive equity portion of the Portfolio, subject to Board and shareholder approval and satisfaction of certain other conditions. On March 17, 2003, the shareholders approved the sub-advisory agreement. The sub-advisory agreement will be implemented on April 25, 2003. From January 31, 2003 until the implementation of the new sub-advisory agreement with NTI, the investment advisory personnel who provide services to the Portfolio will be employees of NTI but will be seconded (leased) from NTI to DeAM, Inc. and will continue to manage the Portfolio pursuant to the current advisory agreement.

Portfolio Management Team

Janet Campagna

Managing Director of Deutsche Asset Management and Lead Manager of the Portfolio.

• Head of global and tactical asset allocation.

• Joined Deutsche Asset Management in 1999 and began managing the Portfolio in 2000.

• Investment strategist and manager of the asset allocation strategies group for Barclays Global Investors from 1994 to 1999.

• Over 12 years of investment industry experience.

• Bachelor's degree in Economics from Northeastern University; Master's degree in Social Science from California Institute of Technology and Ph.D in Political Science from University of California at Irvine.

Robert Wang

Managing Director of Deutsche Asset Management and Co-Manager of the Portfolio.

• Joined Deutsche Asset Management in 1995 and began managing the Portfolio in 2000.

• Fixed income trader for J.P. Morgan from 1982 to 1995.

• Over 21 years of investment industry experience.

• Bachelor's degree in Economics from the Wharton School at the University of Pennsylvania.

In the following interview, Portfolio Managers Janet Campagna and Robert Wang discuss the fund's strategies and the market environment during the 12-month period ended March 31, 2003.

Q: How did Scudder Asset Management Fund perform during the fiscal year?

A: Scudder Asset Management Fund outperformed the S&P 500 index and the Lipper Flexible Portfolio Funds category average but underperformed its benchmark, the Asset Allocation Index - Long Range for the annual period ended March 31, 2003. The index is calculated using the performance of three unmanaged indices representative of 55% stocks (S&P 500 index), 35% bonds (Salomon Broad Investment Grade Bond Index) and 10% cash (3-month T-bill Index).

When the fiscal year began, the fund was overweight in equities, as our team agreed with the majority view that, based on economic indicators and fair equity valuations, a slow recovery was in progress. We thus positioned the fund to take advantage of the anticipated economic rebound. The fund was slightly underweight in bonds. This positioning had a negative impact on the fund's performance during April, when corporate governance and accounting concerns led to criminal arrests, and dramatic equity market volatility bolstered a flight to quality into the US Treasury market.

By May, we had moved to an underweighting in US equities, which boosted the fund's performance through June. However, an overweighting in certain international equity markets, such as Germany, France and, to a lesser extent, Japan, hurt the fund's performance during these months. Also in May, the opportunity for capital growth in US bonds seemed comparatively less attractive in our view, and thus the fund remained modestly underweight in this asset class. This position, together with allocations to Australian and German bonds, resulted in a relatively neutral effect for the last two months of the quarter.

On the currency front, the fund benefited from strong currency positioning during the second calendar quarter, as overweightings in the euro and British pound and an underweighting in the US dollar bolstered the fund's performance.

Q: Did you make asset allocation changes during the third calendar quarter?

A: We shifted the fund to an overweighting in US equities during July and August based on our analysis of valuations. International equities were overweighted due to significant valuation discounts and an expected improvement in the regional economy that never materialized. The overweight fixed-income allocation also detracted from performance. Within the asset class, an overweighting in international bonds was a plus, but it was not enough to outweigh the mild negative of an underweighting in US bonds. With an overweighting in the euro and the Canadian dollar and an underweighting in the US dollar, the fund's currency positioning throughout the third calendar quarter had a neutral effect on performance.

Q: What were the primary factors affecting fund allocation during the second half of the fiscal year?

A: The dominant factors affecting performance through the second half of the fiscal year were asset class allocation and risk management rather than country or regional weightings. During a period when economic uncertainties, geopolitical concerns, high oil prices, and equity and bond market volatility led to investor risk aversion, the fund benefited from its diversification of asset class and regional exposure. The value of the fund's diversified approach helped provide risk management through the buildup of the Iraqi crisis and the undertaking of military action. Please note diversification does not eliminate risk.

The fund benefited from its overweighting in equities in October and November, when stock markets globally performed well. In fact, we had increased the fund's allocation to equities in anticipation of the Federal Reserve Board's 50-basis-point interest rate cut in early November. This monetary easing, together with a Republican sweep of the US Congress in the November elections and favorable year-over-year fourth-quarter earnings comparisons, supported a dramatic six-week recovery of the equity markets from their early-October lows. Unfortunately, as November came to a close, geopolitical realities, including the potential hostilities against Iraq, the spike in oil prices and North Korea's nuclear program, as well as mixed forecasts for corporate earnings, began to weigh down equity markets worldwide. The resultant strong move toward risk aversion then penalized equity investments and benefited fixed income in December. Intermediate US Treasuries, which had weakened in late October and November, rallied strongly as investor sentiment shifted. Currencies were a consistent contributor to the fund's performance throughout the quarter, as we sought to take advantage of the US dollar's weakness. US authorities denied any departure from a historical strong-dollar doctrine, but a turnover of the president's economic team and statements from Federal Reserve Board officials made it clear that eliminating deflation was their preeminent objective. Both gold and the euro benefited.

In January, the fund was overweight in equities in anticipation of a slow but steady economic recovery. As economic data came in weaker than expected in February and March, we lowered the fund's equity overweighting to a neutral position by the end of the quarter. It was becoming clear that a positive resolution to the war in Iraq may not be enough to spark the equity markets, as concerns over US corporate earnings, accounting fraud in Europe, higher oil prices and soft employment numbers lingered. Within the fund's equity position, we were prudently underweight in US equities in January, but an overweighting in European equities, which suffered from the strong euro and regional economic troubles, was a detriment to performance. We reduced the fund's European equity overweighting in February, which helped minimize the loss sustained by the portfolio. The fund was generally neutral in fixed income for the quarter, benefiting as US Treasuries gained slightly, US corporate bonds rallied significantly, and European bonds were supported by a long-awaited cut in interest rates by the European Central Bank. Although highly volatile, currencies were a consistent contributor to the fund's performance throughout the quarter, led by an overweighting of the euro vs. the US dollar.

Q: How was the fund diversified as of March 31, 2003?

A: Our model's assessment of a wide variety of factors supported the fund's allocation throughout the annual period. Scudder Asset Management Fund's asset weightings were 55% in equities, 35% in bonds and 10% in cash and other short-term instruments as of March 31, 2003. Asset weightings include market value of futures contracts as of the end of the annual period. We intend to continue to make careful risk management one of our top priorities until a resolution is achieved in Iraq and corporate profit growth and economic activity, particularly with respect to capital spending, improve.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2003

Asset Allocation	3/31/03	3/31/02

Stocks	57%	52%
Bonds	38%	35%
Short-Term Instruments	5%	13%
	100%	100%

Five Largest Equity Holdings at March 31, 2003 (8.4% of Portfolio)
1. Microsoft Corp. Developer of computer software	1.9%
2. General Electric Co. Industrial conglomerate	1.8%
3. ExxonMobil Corp. Explorer and producer of oil and gas	1.7%
4. Wal-Mart Stores, Inc. Operator of discount stores	1.7%
5. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self medications	1.3%

Five Largest Fixed Income Long-Term Securities at March 31, 2003 (11.4% of Portfolio)
1. US Treasury Note 2.125%, 10/31/2004	6.4%
2. US Treasury Bond 6.0%, 2/15/2026	2.4%
3. Conseco Finance 5.21%, 11/15/2029	1.0%
4. Greenpoint Manufactured Housing 7.33%, 8/15/2020	.9%
5. ASIF Global Finance 4.9%, 1/17/2013	.7%

Asset allocation and portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 29. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2003
Assets
Investment in the Portfolio, at value	$ 547,012,966
Receivable for Fund shares sold	2,147,216
Other assets	11,477
Total assets	549,171,659
Liabilities
Payable for Fund shares redeemed	59,000
Payable for shares of beneficial interest subscribed	624,129
Other accrued expenses and payables	41,708
Total liabilities	724,837
Net assets, at value	$ 548,446,822
Net Assets
Net assets consist of: Undistributed net investment income	3,423,667
Net unrealized appreciation (depreciation) on investment, futures and foreign currency transactions	(21,859,790)
Accumulated net realized gain (loss)	(61,524,915)
Paid-in capital	628,407,860
Net assets, at value	$ 548,446,822
Net Asset Value
Net Asset Value, offering and redemption price per share ($548,446,822 / 59,814,045 shares of capital stock, $.001 par value, unlimited number of shares authorized)	$ 9.17

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended March 31, 2003
Investment Income
Total investment income allocated from the Asset Management Portfolio:
Dividends - Unaffiliated issuers (net of foreign taxes withheld of $2,045)	$ 3,333,371
Dividends - Affiliated issuers	367,864
Interest	9,107,083
Expenses[a]	(2,233,030)
Net investment income allocated from the Asset Management Portfolio	10,575,288
Expenses: Administrator service fees	608,607
Reports to shareholders	26,101
Auditing	13,399
Legal	13,100
Trustees' fees and expenses	7,172
Registration fees	13,726
Other	6,547
Total expenses, before expense reductions	688,652
Expense reductions	(688,652)
Total expenses, after expense reductions	-
Net investment income (loss)	10,575,288
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investment	(40,941,177)
Futures	(18,676,585)
Foreign currency related transactions	8,070,608
(51,547,154)
Net unrealized appreciation (depreciation) during the period on investment, futures and foreign currency related transactions	(11,253,078)
Net gain (loss) on investment transactions	(62,800,232)
Net increase (decrease) in net assets resulting from operations	$ (52,224,944)

a For the year ended March 31, 2003, the Asset Management Portfolio waived fees in the amount of $844,790 which was allocated to the Fund on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended March 31, 2002
Increase (Decrease) in Net Assets	2003	2002
Operations: Net investment income (loss)	$ 10,575,288	$ 11,997,120
Net realized gain (loss) on investment transactions	(51,547,154)	(6,938,011)
Net unrealized appreciation (depreciation) on investment transactions during the period	(11,253,078)	3,266,895
Net increase (decrease) in net assets resulting from operations	(52,224,944)	8,326,004
Distributions to shareholders from: Net investment income	(18,069,835)	(10,599,179)
Net realized gains	-	(381,159)
Fund share transactions: Proceeds from shares sold	309,641,247	90,175,748
Reinvestment of distributions	18,067,863	10,597,366
Cost of shares redeemed	(146,769,962)	(77,030,527)
Net increase (decrease) in net assets from Fund share transactions	180,939,148	23,742,587
Increase (decrease) in net assets	110,644,369	21,088,253
Net assets at beginning of period	437,802,453	416,714,200
Net assets at end of period (including undistributed net investment income of $3,423,667 and $2,536,968, respectively)	$ 548,446,822	$ 437,802,453
Other Information
Shares outstanding at beginning of period	40,095,378	37,962,347
Shares sold	33,052,526	8,190,840
Shares issued to shareholders in reinvestment of distributions	1,884,977	975,848
Shares redeemed	(15,218,836)	(7,033,657)
Net increase (decrease) in Fund shares	19,718,667	2,133,031
Shares outstanding at end of period	59,814,045	40,095,378

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended March 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 10.92	$ 10.98	$ 14.44	$ 13.11	$ 14.50
Income (loss) from investment operations: Net investment income (loss)	0.25[a]	.31	.41	.33	.47
Net realized and unrealized gain (loss) on investment transactions	(1.53)	(.08)	(1.79)	1.44	1.29
Total from investment operations	(1.28)	.23	(1.38)	1.77	1.76
Less distributions from: Net investment income	(.47)	(.28)	(.30)	(.31)	(.45)
In excess of net investment income	-	-	-	-	(.27)
Net realized gains on investment transactions	-	(.01)	(1.78)	(.13)	(2.43)
Total distributions	(.47)	(.29)	(2.08)	(.44)	(3.15)
Net asset value, end of period	$ 9.17	$ 10.92	$ 10.98	$ 14.44	$ 13.11
Total Return (%)[b]	(11.88)	2.13	(10.90)	13.83	12.83
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	548	438	417	512	570
Ratio of expenses before expense reductions, including expenses of the Asset Management Portfolio (%)	.93	.91	.93	.93	.93
Ratio of expenses after expense reductions, including expenses of the Asset Management Portfolio (%)	.55	.55	.59	.60	.60
Ratio of net investment income (loss) (%)	2.61	2.84	3.20	2.69	2.89
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Significant Accounting Policies

Asset Management Fund ("Scudder Asset Management Fund" or the "Fund"), a diversified series of the BT Pyramid Mutual Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Asset Management Portfolio (the "Portfolio"), a diversified, open-end management investment company advised by Deutsche Asset Management, Inc. ("DeAM, Inc."). On March 31, 2003, the Fund owned approximately 92% of the Asset Management Portfolio. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's Financial Statements, which accompany this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At March 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $39,875,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2010 ($12,112,000) and March 31, 2011 ($27,763,000), the respective expiration dates, whichever occurs first. In addition, from November 1, 2002 through March 31, 2003, the Fund incurred approximately $21,516,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended March 31, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolio's appreciation/depreciation. Please refer to the Portfolio's financial statements for a breakdown of the appreciation/depreciation from investments.

At March 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 3,704,697
Capital loss carryforwards	$ (39,875,000)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Years Ended March 31,	2003	2002
Distributions from ordinary income*	$ 18,069,835	$ 10,506,872
Distributions from long-term capital gains	$ -	$ 473,466

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. The Fund receives a daily allocation of the Portfolio's income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio.

B. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. (the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corporation ("ICCC" or the "Administrator") is the Administrator for the Fund, both wholly owned subsidiaries of Deutsche Bank AG.

For the year ended March 31, 2003, the Advisor and Administrator contractually agreed to waive their fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of the Fund to 0.60% including expenses of the Portfolio. Furthermore, the Advisor and Administrator voluntarily agreed to waive their fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of the Fund to 0.55% including expenses of the Portfolio. The Advisor and Administrator may terminate this voluntary waiver and reimbursement at any time without notice to the shareholders. Under these agreements, the Advisor and Administrator reimbursed and absorbed $688,652 of expenses.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.15% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended March 31, 2003, the Administrator Service Fee aggregated $608,607, of which none is unpaid at March 31, 2003.

Effective December 16, 2002, Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer agent. SISC provides the same services that ICCC provided to the Fund and is entitled to receive the same rate of compensation. Prior to December 16, 2002, ICCC served as the Fund's transfer agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

C. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At March 31, 2003 there were three shareholders who held 67%, 15% and 12% of the outstanding shares of Asset Management Fund.

D. Other Information

During third quarter 2003, the Scudder Asset Management Fund - Premier, a series of BT Pyramid Mutual Funds, will acquire all of the assets and scheduled liabilities of the Scudder Lifecycle Long Range Fund - Investment, a series of BT Investment Funds, in exchange for shares of a new class of Scudder Asset Management Fund - Premier. The new class of shares will be distributed to shareholders of the Scudder Lifecycle Long Range Fund - Investment, and that fund will terminate.

Report of Independent Accountants

To the Trustees of BT Pyramid Mutual Funds and the Shareholders of Asset Management Fund Premier Class:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Asset Management Fund - Premier Class (one of the Funds comprising BT Pyramid Mutual Funds, hereafter referred to as the "Fund") at March 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as `financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts May 28, 2003	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

For corporate shareholders, 20% of the income dividends paid during the Fund's fiscal year ended March 31, 2003 qualified for the dividends received deduction.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Asset Management Fund, a series of BT Pyramid Mutual Funds (the "Trust"), was held on July 30, 2002. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Trustees of the Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained:

	Number of Votes:
	For	Withheld
Richard R. Burt	314,176,379	1,947,266
S. Leland Dill	314,176,386	1,947,259
Martin J. Gruber	314,176,365	1,947,279
Richard T. Hale	314,176,387	1,947,258
Joseph R. Hardiman	314,176,378	1,947,267
Richard J. Herring	314,176,387	1,947,258
Graham E. Jones	314,176,378	1,947,267
Rebecca W. Rimel	314,176,616	1,947,029
Philip Saunders, Jr.	314,176,387	1,947,258
William N. Searcy	314,176,358	1,947,287
Robert H. Wadsworth	314,176,379	1,947,266

Trustees and Officers

The following individuals hold the same position with the fund and the Asset Management Portfolio.

Non-Interested Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, Diligence LLC (international information-collection and risk-management firm) (September 2000 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		68
S. Leland Dill 3/28/30 Trustee since 1999	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	66
Martin J. Gruber 7/15/37 Trustee since 1992	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (pension fund) (since January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001), Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000).	67
Joseph R. Hardiman 5/27/37 Trustee since 2002	Private Equity Investor (January 1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		66
Richard J. Herring 2/18/46 Trustee since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000) and Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	66
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	66
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director, The Glenmede Trust Company (investment trust and wealth management) (1994-2002).	66
Philip Saunders, Jr. 10/11/35 Trustee since 1999	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	66
William N. Searcy 9/03/46 Trustee since 2002	Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since November 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998).	66
Robert H. Wadsworth 1/29/40 Trustee since 2002	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1982 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc. (registered investment company) (June 1994-November1998).
* Inception date of the corporation which was the predecessor to the L.L.C.
		69

Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman since 2002 and Trustee since 1999	Managing Director, Deutsche Investment Management Americas Inc. (2003 to present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).
200

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Richard T. Hale[4] 7/17/45 President since 2003	See information presented under Interested Trustee.
Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); Formerly, Director, John Hancock Signature Services (1992-2000); Senior Manager, Prudential Mutual Fund Services (1987-1992).

Charles A. Rizzo[5] 8/5/57 Treasurer since 2002	Director, Deutsche Asset Management (April 2000 to present); Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch 3/27/54 Secretary since 1999	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Trustee or Officer first began serving in that position with BT Pyramid Mutual Funds, of which this fund is a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Investment Portfolio as of March 31, 2003

Asset Management Portfolio	Shares	Value ($)

Common Stocks 53.7%
Consumer Discretionary 7.6%
Auto Components 0.1%
Cooper Tire & Rubber Co.	3,000	36,600
Dana Corp.	6,000	42,360
Goodyear Tire & Rubber Co.	7,200	37,224
Johnson Controls, Inc.	3,500	253,540
Visteon Corp.	5,400	32,076
		401,800
Automobiles 0.3%
AutoNation, Inc.*	11,800	150,450
Ford Motor Co.	74,200	557,984
General Motors Corp.	22,600	759,812
Harley-Davidson, Inc.	12,200	484,462
		1,952,708
Hotel Restaurants & Leisure 0.5%
Carnival Corp. "A"	23,700	571,407
Darden Restaurants, Inc.	6,900	123,165
Harrah's Entertainment, Inc.*	11,800	421,260
Hilton Hotels Corp.	15,200	176,472
International Game Technology*	6,600	540,540
Marriott International, Inc. "A"	9,600	305,376
Starbucks Corp.*	25,800	664,608
Starwood Hotels & Resorts Worldwide, Inc.	8,000	190,320
YUM! Brands, Inc.*	11,900	289,527
		3,282,675
Household Durables 0.4%
American Greetings Corp. "A"*	2,600	34,060
Black & Decker Corp.	3,300	115,038
Centex Corp.	7,400	402,264
Fortune Brands, Inc.	6,000	257,220
KB Home	2,000	90,900
Leggett & Platt, Inc.	7,900	144,412
Maytag Corp.	3,200	60,896
Newell Rubbermaid, Inc.	10,800	306,180
Pulte Homes, Inc.	7,600	381,140
Snap-On, Inc.	2,300	56,948
Tupperware Corp.	21,900	302,658
Whirlpool Corp.	2,700	132,381
		2,284,097
Internet & Catalog Retailing 0.2%
eBay, Inc.*	15,400	1,313,774
Leisure Equipment & Products 0.2%
Brunswick Corp.	3,600	68,400
Eastman Kodak Co.	11,800	349,280
Hasbro, Inc.	7,000	97,230
Mattel, Inc.	17,700	398,250
		913,160
Media 2.0%
AOL Time Warner, Inc.*	180,500	1,960,230
Clear Channel Communications, Inc.*	24,700	837,824
Comcast Corp. "A"*	93,200	2,664,588
Gannett Co., Inc.	10,800	760,644
Gray Television, Inc.	17,095	153,855
Knight-Ridder, Inc.	3,400	198,900
McGraw-Hill, Inc.	7,800	433,602
Meredith Corp.	2,000	76,360
TMP Worldwide, Inc.*	4,600	49,358
Tribune Co.	12,300	553,623
Univision Communications, Inc. "A"*	9,200	225,492
Viacom, Inc. "B"*	71,100	2,596,572
Walt Disney Co.	82,500	1,404,150
		11,915,198
Multiline Retail 2.3%
Albertson's, Inc.	15,400	290,290
Big Lots, Inc.*	4,800	54,000
Costco Wholesale Corp.*	18,400	552,552
Dollar General Corp.	13,600	166,056
Family Dollar Stores, Inc.	6,900	213,072
Federated Department Stores, Inc.*	7,900	221,358
J.C. Penny Co., Inc.	10,800	212,112
Kohl's Corp.*	17,900	1,012,782
Sears, Roebuck & Co.	12,700	306,705
Target Corp.	36,700	1,073,842
The May Department Stores Co.	11,700	232,713
Wal-Mart Stores, Inc.	178,200	9,271,746
		13,607,228
Specialty Retail 1.3%
AutoZone, Inc.*	4,000	274,840
Bed Bath & Beyond, Inc.*	19,000	656,260
Best Buy Co., Inc.*	13,000	350,610
Big 5 Sporting Good Corp.*	15,670	172,840
Circuit City Stores-Circuit City Group	58,500	304,200
Home Depot, Inc.	93,900	2,287,404
Kirkland's, Inc.*	12,258	153,225
Lowe's Companies, Inc.	37,900	1,547,078
Office Depot, Inc.*	12,500	147,875
RadioShack Corp.	6,800	151,572
Sherwin-Williams Co.	6,100	161,223
Staples, Inc.*	32,300	592,059
The Gap, Inc.	35,800	518,742
Tiffany & Co.	5,900	147,500
TJX Companies, Inc.	21,300	374,880
Toys ''R'' Us, Inc.*	8,600	71,982
		7,912,290
Textiles, Apparel & Luxury Goods 0.3%
Jones Apparel Group, Inc.*	14,000	384,020
NIKE, Inc. "B"	10,700	550,194
Reebok International Ltd.*	2,400	78,840
The Limited, Inc.	21,100	271,557
The Warnaco Group, Inc.*	13,862	138,066
VF Corp.	4,400	165,572
		1,588,249
Consumer Staples 4.7%
Beverages 1.6%
Anheuser-Busch Companies, Inc.	34,500	1,608,045
Brown-Forman Corp. "B"	2,400	184,560
Coca-Cola Enterprises, Inc.	18,200	340,158
Pepsi Bottling Group, Inc.	24,700	442,871
PepsiCo, Inc.	69,700	2,788,000
The Coca-Cola Co.	100,100	4,052,048
		9,415,682
Food & Drug Retailing 0.5%
CVS Corp.	15,900	379,215
Kroger Co.*	50,300	661,445
Safeway, Inc.*	17,800	336,954
Supervalu, Inc.	5,400	83,700
Sysco Corp.	26,500	674,160
Walgreen Co.	25,800	760,584
Winn-Dixie Stores, Inc.	5,700	75,354
		2,971,412
Food Products 0.6%
Archer-Daniels-Midland Co.	26,200	282,960
Campbell Soup Co.	16,500	346,500
ConAgra Foods, Inc.	21,700	435,736
General Mills, Inc.	14,800	674,140
H.J. Heinz Co.	14,200	414,640
Kellogg Co.	16,500	505,725
McDonald's Corp.	4,400	63,624
Sara Lee Corp.	31,500	589,050
William Wrigley Jr. Co.	9,100	514,150
		3,826,525
Household Products 1.2%
Clorox Co.	8,900	410,913
Colgate-Palmolive Co.	21,700	1,181,348
Kimberly-Clark Corp.	20,700	941,022
Procter & Gamble Co.	52,500	4,675,125
		7,208,408
Personal Products 0.3%
Alberto-Culver Co. "B"	2,300	113,344
Avon Products, Inc.	9,400	536,270
Gillette Co.	42,600	1,318,044
		1,967,658
Tobacco 0.5%
Altria Group, Inc.	90,900	2,723,364
UST, Inc.	6,800	187,680
		2,911,044
Energy 3.3%
Energy Equipment & Services 0.5%
Baker Hughes, Inc.	13,500	404,055
BJ Services Co.*	6,300	216,657
Halliburton Co.	17,600	364,848
Nabors Industries Ltd.*	5,900	235,233
Noble Corp.*	13,100	411,602
Rowan Companies, Inc.	3,800	74,708
Schlumberger Ltd.	23,400	889,434
Transocean Sedco Forex, Inc.	12,900	263,805
		2,860,342
Oil & Gas 2.8%
Amerada Hess Corp.	3,600	159,336
Anadarko Petroleum Corp.	16,000	728,000
Apache Corp.	6,400	395,136
Burlington Resources, Inc.	13,900	663,169
ChevronTexaco Corp.	33,200	2,146,380
ConocoPhillips	27,300	1,463,280
Devon Energy Corp.	6,300	303,786
EOG Resources, Inc.	4,700	185,932
ExxonMobil Corp.	271,700	9,495,915
Kerr-McGee Corp.	4,100	166,501
Marathon Oil Corp.	12,600	302,022
Occidental Petroleum Corp.	15,200	455,392
Sunoco, Inc.	3,100	113,367
Unocal Corp.	10,400	273,624
		16,851,840
Financials 10.6%
Banks 4.3%
AmericanWest Bancorp.	6,800	110,364
AmSouth Bancorp.	14,400	286,272
Bank of America Corp.	60,400	4,037,136
Bank of New York Co., Inc.	1,200	24,600
Bank One Corp.	47,000	1,627,140
BB&T Corp.	11,447	359,779
Camco Financial Corp.	6,359	101,744
Charter One Financial, Inc.	9,100	251,706
Comerica, Inc.	12,000	454,560
Fifth Third Bancorp.	23,300	1,170,382
First Tennessee National Corp.	5,000	198,550
First Virginia Banks, Inc.	6,385	250,484
Firstbank Corp.	4,677	133,295
FleetBoston Financial Corp.	47,900	1,143,852
Golden West Financial Corp.	6,200	445,966
Horizon Financial Corp.	10,631	158,933
Huntington Bancshares, Inc.	9,500	176,605
J.P. Morgan Chase & Co.	89,100	2,112,561
KeyCorp.	17,200	388,032
Marshall & Ilsley Corp.	8,900	227,484
Mercantile Bank Corp.	6,431	153,444
National Bankshares, Inc.	3,978	154,824
National City Corp.	24,700	687,895
North Fork Bancorp., Inc.	6,500	191,425
Northern Trust Corp.	9,100	277,095
PNC Financial Services Group	11,500	487,370
Provident Financial Services, Inc.*	14,205	224,581
Regions Financial Corp.	9,000	291,600
SouthTrust Corp.	14,000	357,420
State Financial Services Corp. "A"	7,970	152,227
SunTrust Banks, Inc.	11,500	605,475
Synovus Financial Corp.	12,100	216,469
TierOne Corp.*	17,549	288,681
Union Planters Corp.	8,000	210,320
US Bancorp.	77,400	1,469,052
Wachovia Corp.	54,900	1,870,443
Washington Mutual, Inc.	38,200	1,347,314
Wells Fargo & Co.	68,300	3,072,817
West Bancorp.	3,908	67,218
Zions Bancorp.	3,600	154,008
		25,939,123
Diversified Financials 3.7%
American Express Co.	53,100	1,764,513
Bear Stearns Companies, Inc.	7,900	518,240
Capital One Finance Corp.	9,000	270,090
CIT Group, Inc.	18,698	315,248
Citigroup, Inc.	207,400	7,144,930
Countrywide Financial Corp.	5,000	287,500
E-LOAN, Inc.*	68,921	177,127
Fannie Mae	40,100	2,620,535
Franklin Resources, Inc.	10,500	345,555
Freddie Mac	28,100	1,492,110
Goldman Sachs Group, Inc.	19,300	1,313,944
Janus Capital Group, Inc.	9,000	102,510
Lehman Brothers Holdings, Inc.	9,600	554,400
MBNA Corp.	51,600	776,580
Merrill Lynch & Co., Inc.	34,900	1,235,460
Moody's Corp.	6,200	286,626
Morgan Stanley	43,900	1,683,565
Providian Financial Corp.*	11,800	77,408
SLM Corp.	6,200	687,704
T. Rowe Price Group, Inc.	14,300	387,816
		22,041,861
Insurance 2.4%
ACE Ltd.	10,500	303,975
AFLAC, Inc.	20,800	666,640
Allstate Corp.	28,400	942,028
Ambac Financial Group, Inc.	4,300	217,236
American International Group, Inc.	105,400	5,212,030
Aon Corp.	12,500	258,500
Cincinnati Financial Corp.	13,600	476,952
Jefferson-Pilot Corp.	5,800	223,184
John Hancock Financial Services, Inc.	11,700	325,026
Lincoln National Corp.	7,100	198,800
Loews Corp.	7,500	298,800
Marsh & McLennan Companies, Inc.	21,700	925,071
MBIA, Inc.	5,900	227,976
MetLife, Inc.	28,300	746,554
MGIC Investment Corp.	4,100	161,007
Principal Financial Group, Inc.	13,600	369,104
Prudential Financial, Inc.	22,900	669,825
Safeco Corp.	12,900	451,113
St. Paul Companies, Inc.	9,100	289,380
Torchmark Corp.	4,800	171,840
Travelers Property Casualty Corp. "B"	40,500	571,457
UnumProvident Corp.	9,800	96,040
XL Capital Ltd. "A"	5,500	389,290
		14,191,828
Real Estate 0.2%
Apartment Investment & Management Co. (REIT)	3,800	138,624
Equity Office Properties Trust (REIT)	16,600	422,470
Equity Residential (REIT)	10,900	262,363
Plum Creek Timber Co., Inc. (REIT)	7,500	161,925
Simon Property Group, Inc. (REIT)	7,600	272,308
		1,257,690
Health Care 8.3%
Biotechnology 0.8%
Amgen, Inc.*	56,300	3,240,065
Biogen, Inc.*	6,000	179,760
Chiron Corp.*	7,600	285,000
Genzyme Corp. (General Division)*	13,500	492,075
MedImmune, Inc.*	10,100	331,583
SciClone Pharmaceuticals, Inc.*	16,665	99,490
		4,627,973
Health Care Equipment & Supplies 1.2%
Applera Corp. - Applied Biosystems Group	8,500	134,555
Bausch & Lomb, Inc.	2,100	69,069
Baxter International, Inc.	24,000	447,360
Becton, Dickinson & Co.	10,400	358,176
Biomet, Inc.	18,200	557,830
Boston Scientific Corp.*	22,000	896,720
C.R. Bard, Inc.	2,100	132,426
Dade Behring, Inc.*	5,323	99,806
Guidant Corp.*	12,300	445,260
Medtronic, Inc.	49,300	2,224,416
Regeneration Technologies, Inc.*	17,500	157,325
St. Jude Medical, Inc.*	7,200	351,000
Stryker Corp.	8,000	549,200
Zimmer Holdings, Inc.*	7,900	384,177
		6,807,320
Health Care Providers & Services 1.0%
Aetna, Inc.	6,100	300,730
AmerisourceBergen Corp.	4,300	225,750
Anthem, Inc.*	5,700	377,625
Cardinal Health, Inc.	17,900	1,019,763
HCA, Inc.	20,700	856,152
Health Management Associates, Inc.	9,600	182,400
Humana, Inc.*	6,600	63,360
IMS Health, Inc.	9,900	154,539
Manor Care, Inc.*	3,800	73,074
McKesson Corp.	11,800	294,174
Quest Diagnostics, Inc.*	8,900	531,241
Quintiles Transnational Corp.*	4,800	58,368
Tenet Healthcare Corp.*	19,700	328,990
UnitedHealth Group, Inc.	12,200	1,118,374
Wellpoint Health Networks, Inc.*	6,000	460,500
		6,045,040
Pharmaceuticals 5.3%
Abbott Laboratories	54,126	2,035,679
Allergan, Inc.	5,200	354,692
Bristol-Myers Squibb Co.	49,600	1,048,048
Eli Lilly & Co.	45,400	2,594,610
Forest Laboratories, Inc.*	19,700	1,063,209
Inveresk Research Group, Inc.*	7,417	107,917
Johnson & Johnson	119,900	6,938,613
King Pharmaceuticals, Inc.*	9,800	116,914
Merck & Co., Inc.	90,700	4,968,546
Pfizer, Inc.	235,200	7,328,832
Pharmacia Corp.	52,200	2,260,260
Schering-Plough Corp.	59,200	1,055,536
Watson Pharmaceuticals, Inc.*	11,300	325,101
Wyeth	44,847	1,696,114
		31,894,071
Industrials 6.2%
Aerospace & Defense 1.0%
Boeing Co.	34,000	852,040
General Dynamics Corp.	8,100	446,067
Goodrich Corp.	22,200	312,132
Honeywell International, Inc.	33,100	707,016
Lockheed Martin Corp.	18,400	874,920
MTC Technologies, Inc.*	7,098	137,055
Northrop Grumman Corp.	7,400	634,920
Raytheon Co.	16,300	462,431
United Technologies Corp.	19,100	1,103,598
Veridian Corp.*	8,110	161,389
		5,691,568
Air Freight & Logistics 0.6%
FedEx Corp.	12,000	660,840
Ryder System, Inc.	2,500	51,275
United Parcel Service, Inc. "B"	45,100	2,570,700
		3,282,815
Airlines 0.0%
Delta Air Lines, Inc.	18,190	161,891
Building Products 0.0%
American Standard Companies, Inc.*	2,900	199,433
Crane Co.	2,400	41,808
		241,241
Commercial Services & Supplies 1.1%
Allied Waste Industries, Inc.*	8,000	63,920
Apollo Group, Inc. "A"*	12,300	613,770
Automatic Data Processing, Inc.	24,200	745,118
Avery Dennison Corp.	4,500	264,015
Cendant Corp.*	62,000	787,400
Cintas Corp.	6,900	227,010
Concord EFS, Inc.*	20,600	193,640
Convergys Corp.*	7,000	92,400
Deluxe Corp.	2,500	100,325
First Data Corp.	30,400	1,125,104
Fiserv, Inc.*	7,700	242,396
H&R Block, Inc.	7,300	311,637
Paychex, Inc.	15,200	417,544
Pitney Bowes, Inc.	9,500	303,240
R.R. Donnelley & Sons Co.	18,700	342,584
Robert Half International, Inc.*	7,100	94,501
Sabre Holdings Corp.*	5,700	90,687
Waste Management, Inc.	36,200	766,716
		6,782,007
Construction & Engineering 0.0%
Fluor Corp.	3,200	107,776
McDermott International, Inc.*	22,256	64,542
		172,318
Electrical Equipment 0.2%
American Power Conversion Corp.*	7,900	112,496
Cooper Industries, Inc. "A"	3,700	132,127
Emerson Electric Co.	17,000	770,950
Molex, Inc.	7,700	165,396
Power-One, Inc.*	3,300	14,520
Rockwell Automation, Inc.	7,500	155,250
Thomas & Betts Corp.*	2,300	32,614
		1,383,353
Industrial Conglomerates 2.3%
3M Co.	15,800	2,054,474
General Electric Co.	401,800	10,245,900
Raven Industries, Inc.	8,346	139,545
Textron, Inc.	5,500	151,030
Tyco International Ltd.	80,600	1,036,516
		13,627,465
Machinery 0.6%
Caterpillar, Inc.	18,900	929,880
Cummins, Inc.	1,700	41,820
Danaher Corp.	6,200	407,712
Eaton Corp.	2,900	202,855
Illinois Tool Works, Inc.	12,400	721,060
Ingersoll-Rand Co. "A"	6,800	262,412
ITT Industries, Inc.	3,600	192,276
Navistar International Corp.*	2,700	66,447
PACCAR, Inc.	4,700	236,269
Pall Corp.	4,900	98,000
Parker-Hannifin Corp.	4,800	185,952
		3,344,683
Road & Rail 0.2%
Burlington Northern Santa Fe Corp.	15,200	378,480
CSX Corp.	8,600	245,272
Norfolk Southern Corp.	15,700	291,392
Union Pacific Corp.	10,300	566,500
		1,481,644
Trading Companies & Distributors 0.1%
Genuine Parts Co.	7,100	216,621
W.W. Grainger, Inc.	3,600	154,440
		371,061
Transportation Infrastructure 0.1%
Pacer International, Inc.*	24,828	311,095
Information Technology 7.9%
Communications Equipment 1.2%
ADC Telecommunications, Inc.*	32,300	66,538
Andrew Corp.*	46,100	253,550
Avaya, Inc.*	14,800	30,192
CIENA Corp.*	68,400	298,908
Cisco Systems, Inc.*	310,000	4,023,800
Comverse Technologies, Inc.*	7,600	85,956
Corning, Inc.*	46,400	270,976
JDS Uniphase Corp.*	57,200	163,020
Lucent Technologies, Inc.*	150,100	220,647
Motorola, Inc.	17,600	145,376
QUALCOMM, Inc.	31,600	1,137,600
Symmetricom, Inc.*	36,482	138,267
Tellabs, Inc.*	16,800	97,272
		6,932,102
Computers & Peripherals 1.9%
Apple Computer, Inc.*	14,500	205,030
Dell Computer Corp.*	104,600	2,856,626
EMC Corp.*	88,900	642,747
Gateway, Inc.*	13,300	31,388
Hewlett-Packard Co.	93,801	1,458,598
International Business Machines Corp.	68,200	5,348,926
Lexmark International, Inc.*	5,000	334,750
NCR Corp.*	4,000	73,360
Network Appliance, Inc.*	13,700	153,303
Sun Microsystems, Inc.*	125,800	410,108
		11,514,836
Electronic Equipment & Instruments 0.3%
Agilent Technologies, Inc.*	18,900	248,535
Jabil Circuit, Inc.*	22,000	385,000
Millipore Corp.*	2,000	65,400
PerkinElmer, Inc.	34,800	309,372
Sanmina Corp.*	21,500	86,860
Solectron Corp.*	33,500	101,170
Symbol Technologies, Inc.	9,400	80,934
Tektronix, Inc.*	3,500	60,025
Thermo Electron Corp.*	6,600	119,460
Waters Corp.*	16,800	355,488
		1,812,244
Internet Software & Services 0.1%
Yahoo!, Inc.*	35,400	850,308
IT Consulting & Services 0.3%
Computer Sciences Corp.*	16,200	527,310
Electronic Data Systems Corp.	19,200	337,920
SunGard Data Systems, Inc.*	23,900	509,070
Unisys Corp.*	13,100	121,306
		1,495,606
Office Electronics 0.0%
Xerox Corp.*	29,700	258,390
Semiconductor Equipment & Products 1.4%
Advanced Micro Devices, Inc.*	13,900	85,902
Altera Corp.*	15,400	208,516
Analog Devices, Inc.*	14,700	404,250
Applied Materials, Inc.*	66,600	837,828
Applied Micro Circuits Corp.*	12,300	40,098
Broadcom Corp. "A"*	11,200	138,320
Intel Corp.	267,600	4,356,528
KLA-Tencor Corp.*	7,600	273,159
Linear Technology Corp.	12,600	388,962
LSI Logic Corp.*	15,200	68,704
Micron Technology, Inc.*	24,500	199,430
National Semiconductor Corp.*	7,300	124,392
Novellus Systems, Inc.*	6,000	163,620
NVIDIA Corp.*	6,200	79,856
PMC-Sierra, Inc.*	6,900	41,055
QLogic Corp.*	3,800	141,132
Teradyne, Inc.*	7,400	86,136
Texas Instruments, Inc.	34,700	568,039
Xilinx, Inc.*	13,600	318,376
		8,524,303
Software 2.7%
Adobe Systems, Inc.	9,500	292,885
BMC Software, Inc.*	23,300	351,597
Citrix Systems, Inc.*	26,600	350,056
Computer Associates International, Inc.	23,200	316,912
Compuware Corp.*	15,300	51,867
Electronic Arts, Inc.*	5,700	334,248
Intuit, Inc.*	8,300	308,760
Mercury Interactive Corp.*	3,400	100,912
Microsoft Corp.	441,600	10,691,135
Novell, Inc.*	14,800	31,820
Oracle Corp.*	216,400	2,347,724
Parametric Technology Corp.*	10,600	23,002
PeopleSoft, Inc.*	12,600	192,780
Siebel Systems, Inc.*	19,700	157,797
VERITAS Software Corp.*	16,600	291,994
		15,843,489
Materials 1.6%
Chemicals 0.9%
Air Products & Chemicals, Inc.	9,100	377,013
Dow Chemical Co.	36,800	1,016,048
E.I. du Pont de Nemours & Co.	40,000	1,554,400
Eastman Chemical Co.	11,800	342,082
Engelhard Corp.	5,100	109,242
Great Lakes Chemicals Corp.	2,100	46,620
Hercules, Inc.*	4,400	38,280
International Flavors & Fragrances, Inc.	3,800	118,142
Monsanto Co.	28,200	462,480
PPG Industries, Inc.	6,800	306,544
Praxair, Inc.	6,500	366,275
Rohm & Haas Co.	9,000	268,020
Sigma-Aldrich Corp.	2,900	129,021
		5,134,167
Construction Materials 0.0%
Vulcan Materials Co.	4,100	123,943
Containers & Packaging 0.1%
Ball Corp.	7,100	395,470
Bemis Co.	2,100	88,326
Pactiv Corp.*	6,400	129,920
Sealed Air Corp.*	3,400	136,442
		750,158
Metals & Mining 0.3%
Alcoa, Inc.	3,200	62,016
Allegheny Technologies, Inc.	3,400	9,860
Freeport-McMoRan Copper & Gold, Inc. "B"*	20,700	352,935
Newmont Mining Corp.	16,100	421,015
Nucor Corp.	9,600	366,432
Phelps Dodge Corp.*	3,500	113,680
United States Steel Corp.	4,100	40,303
Worthington Industries, Inc.	3,600	42,948
		1,409,189
Paper & Forest Products 0.3%
Boise Cascade Corp.	2,300	50,255
Georgia-Pacific Corp.	10,100	140,390
International Paper Co.	19,300	652,340
Louisiana-Pacific Corp.*	4,400	34,892
MeadWestvaco Corp.	19,000	432,820
Weyerhaeuser Co.	14,000	669,620
		1,980,317
Telecommunication Services 2.0%
Diversified Telecommunication Services 1.8%
ALLTEL Corp.	12,600	563,976
AT&T Corp.	31,100	503,820
BellSouth Corp.	75,000	1,625,250
CenturyTel, Inc.	15,000	414,000
Citizens Communications Co.*	11,500	114,770
NTL, Inc.*	13,861	122,947
Qwest Communications International, Inc.*	68,500	239,065
SBC Communications, Inc.	134,100	2,690,046
Sprint Corp.	36,200	425,350
Verizon Communications, Inc.	110,400	3,902,640
WilTel Communications, Inc.*	15,056	189,706
		10,791,570
Wireless Telecommunication Services 0.2%
AT&T Wireless Services, Inc.*	109,600	723,360
Nextel Communications, Inc. "A"*	38,900	520,871
Sprint Corp. (PCS Group)*	40,500	176,580
		1,420,811
Utilities 1.5%
Electric Utilities 1.2%
Allegheny Energy, Inc.	5,100	31,671
Ameren Corp.	6,200	242,110
CenterPoint Energy, Inc.	12,300	86,715
CINergy Corp.	6,800	228,820
CMS Energy Corp.	6,000	26,460
Consolidated Edison, Inc.	8,700	334,689
Constellation Energy Group, Inc.	6,600	183,018
Dominion Resources, Inc.	12,400	686,588
DTE Energy Co.	6,800	262,820
Edison International*	32,400	443,556
Entergy Corp.	9,000	433,350
Exelon Corp.	13,100	660,371
FirstEnergy Corp.	12,000	378,000
FPL Group, Inc.	7,400	436,082
PG&E Corp.*	16,300	219,235
Pinnacle West Capital Corp.	3,600	119,664
PPL Corp.	13,900	494,979
Progress Energy, Inc.	9,600	375,840
Public Service Enterprise Group, Inc.	9,000	330,210
Southern Co.	28,800	819,072
TECO Energy, Inc.	7,100	75,473
Xcel Energy, Inc.	16,100	206,241
		7,074,964
Gas Utilities 0.2%
KeySpan Corp.	6,300	203,175
Kinder Morgan, Inc.	4,900	220,500
NICOR, Inc.	1,800	49,176
NiSource, Inc.	9,900	180,180
Peoples Energy Corp.	1,400	50,078
Sempra Energy	19,100	476,736
		1,179,845
Multi-Utilities & Unregulated Power 0.1%
AES Corp.*	22,000	79,640
Calpine Corp.*	15,400	50,820
Duke Energy Corp.	36,000	523,440
Dynegy, Inc. "A"	15,100	39,411
Mirant Corp.*	16,400	26,240
Williams Companies, Inc.	21,000	96,180
		815,731
Total Common Stocks (Cost $360,524,306)		320,752,110

	Principal Amount ($)	Value ($)

Corporate Bonds 7.9%
Consumer Discretionary 0.7%
AOL Time Warner, Inc., 5.625%, 5/1/2005	530,000	552,387
Comcast Cable Communications:
6.75%, 1/30/2011	1,105,000	1,191,546
6.875%, 6/15/2009	890,000	972,586
Comcast Corp., 7.05%, 3/15/2033	635,000	649,567
Time Warner, Inc., 8.11%, 8/15/2006	445,000	490,918
		3,857,004

Asset Management Portfolio	Principal Amount ($)	Value ($)

Energy 0.6%
Enterprise Products, 6.875%, 3/1/2033	1,065,000	1,052,167
Questar Market Resources, 7.0%, 1/16/2007	2,035,000	2,228,101
		3,280,268
Financials 2.4%
Agfirst Farm Credit Bank, 8.393%, 12/15/2016	2,810,000	3,218,560
Citigroup, Inc., 3.5%, 2/1/2008	1,330,000	1,332,431
ERAC USA Finance Co., 8.25%, 5/1/2005	1,095,000	1,196,922
General Motors Acceptance Corp., 7.75%, 1/19/2010	1,695,000	1,786,911
Household Finance Corp., 6.5%, 1/24/2006	1,115,000	1,214,264
Nationwide Mutual Insurance Co., 7.875%, 4/1/2033	705,000	720,157
Pemex Project Funding Master Trust:
8.5%, 2/15/2008	1,660,000	1,877,875
8.625%, 2/1/2022	1,120,000	1,181,600
Travelers Property Casualty, 6.375%, 3/15/2033	895,000	884,920
Verizon Global Funding Corp., 7.75%, 12/1/2030	560,000	673,387
		14,087,027
Health Care 1.0%
ASIF Global Finance, 4.9%, 1/17/2013	4,035,000	4,053,993
Health Care Service Corp., 7.75%, 6/15/2011	1,895,000	2,139,794
		6,193,787
Industrials 0.5%
Systems 2001 Asset Trust LLC "G", Series 2001, 6.664%, 9/15/2013	2,614,575	2,868,845
Materials 0.1%
Dow Chemical Co., 6.0%, 10/1/2012	825,000	838,719
Telecommunication Services 0.3%
AT&T Wireless Services, Inc., 7.875%, 3/1/2011	945,000	1,056,937
Telecom de Puerto Rico, 6.65%, 5/15/2006	790,000	844,967
		1,901,904
Utilities 2.3%
AEP Texas Central Co., 5.5%, 2/15/2013	1,090,000	1,113,237
Consumers Energy Co., 6.25%, 9/15/2006	1,885,000	1,908,563
Dominion Resources, Inc., 6.75%, 12/15/2032	710,000	743,928
Enogex, Inc., 8.125%, 1/15/2010	3,125,000	3,543,656
Entergy Mississippi, Inc., 5.15%, 2/1/2013	700,000	707,112
General Electric Company, 5.0%, 2/1/2013	1,215,000	1,242,529
Old Dominion Electric, 6.25%, 6/1/2011	2,605,000	2,928,458
Potomac Edison Co., 8.0%, 6/1/2024	140,000	136,500
Progress Energy, Inc., 6.85%, 4/15/2012	1,175,000	1,308,566
		13,632,549
Total Corporate Bonds (Cost $43,879,243)		46,660,103
Asset Backed 5.9%
Automobile Receivables 2.2%
Americredit Automobile Receivables Trust "A4", Series 2001-B, 5.37%, 6/12/2008	2,410,000	2,517,099
Felco Funding II LLC "A4", Series 2000-1, 7.72%, 12/15/2005	3,140,000	3,201,171
Household Automotive Trust "A4", Series 2001-3, 4.37%, 12/17/2008	2,730,000	2,854,952
Ryder Vehicle Lease Trust "A4", Series 2001-A, 5.81%, 8/15/2006	2,855,000	2,972,630
WFS Financial Owner Trust "A4", Series 2002-2, 4.5%, 2/20/2010	1,500,000	1,572,005
		13,117,857
Credit Card Receivables 0.4%
Citibank Credit Card Issuance Trust "A3", Series 2000-A3, 6.875%, 11/16/2009	2,010,000	2,312,989
Home Equity Loans 2.0%
Advanta Mortgage Loan Trust "A6", Series 2000-2, 7.72%, 3/25/2015	1,883,000	2,103,086
Conseco Finance:
"AF5", Series 1999-H, 7.6%, 11/15/2029	5,030,000	5,346,708
"AF6", Series 2000-B, 7.8% 5/15/2020	3,443,979	3,683,784
Detroit Edison Securitization Funding LLC "A6", Series 2001-1, 6.62%, 3/1/2016	835,000	962,106
		12,095,684
Manufactured Housing Receivables 1.1%
Greenpoint Manufactured Housing:
"A2", Series 1999-1, 6.01%, 8/15/2015	1,447,031	1,458,694
"A3", Series 1999-5, 7.33%, 8/15/2020	4,880,000	4,976,487
		6,435,181
Miscellaneous 0.2%
PSE&G Transition Funding LLC "A8", Series 2001-1, 6.89%, 12/15/2017	1,300,000	1,523,832
Total Asset Backed (Cost $34,230,660)		35,485,543

Foreign Bonds - US$ Denominated 2.6%
Arcel Finance Ltd., 5.984%, 2/1/2009	2,735,000	2,910,231
Autopista Del Maipo, 7.373%, 6/15/2022	2,690,000	2,958,247
Eastern Energy Ltd, Series TCRS, 7.25%, 12/1/2016	2,875,000	3,408,632
France Telecom, 7.2%, 3/1/2006	675,000	766,479
PF Export Receivable Master Trust, 6.6%, 12/1/2011	2,050,000	2,256,025
Republic of Chile, 5.5%, 1/15/2013	1,930,000	1,942,352
United Mexican States, 6.375%, 1/16/2013	1,140,000	1,140,000
Total Foreign Bonds - US$ Denominated (Cost $13,928,248)		15,381,966
US Treasury Obligations 8.4%
US Treasury Bond, 6.0%, 2/15/2026	11,589,000	13,278,456
US Treasury Note:
2.125%, 10/31/2004	35,139,000	35,564,498
3.0%, 8/15/2011	1,263,000	1,384,859
Total US Treasury Obligations (Cost $50,191,599)		50,227,813

US Government Agency Pass-Thrus 1.9%
Federal National Mortgage Association:
5.0%, 1/1/2013	2,297,755	2,392,508
6.0%, 4/1/2017 (d)	3,480,000	3,638,775
6.0%, 4/1/2029 (d)	125,000	129,570
6.0%, 2/1/2033	124,863	129,616
6.26%, 6/1/2009	1,858,706	2,082,645
6.361%, 7/1/2008	1,811,182	2,000,889
9.0%, 8/15/2011	694,653	752,854
Total US Government Agency Pass-Thrus (Cost $10,499,618)		11,126,857

Collateralized Mortgage Obligations 6.0%
Citicorp Mortgage Securities, Inc., Series 2001-17, 6.0%, 11/25/2016	1,614,281	1,659,925
Countrywide Home Loans, "2A7" Series 2001-24, 6.25%, 1/25/2032	2,810,592	2,899,656
Federal National Mortgage Association Grantor Trust, Series 2002-T12, 7.5%, 5/25/2042	632,297	692,564
Federal National Mortgage Association Whole Loan:
"A2", Series 2002-W9, 4.7%, 8/25/2042	410,000	425,047
"A2", Series 2002-W10, 4.7%, 8/25/2042	410,000	423,445
"1A3", Series 2003-W2, 7.5%, 2/15/2033	1,508,480	1,652,261
"1A3", Series 2003-W3, 7.5%, 8/25/2042	2,174,709	2,391,467
Federal Home Loan Mortgage Corp.:
Series 2557, 4.5%, 8/15/2009	2,225,000	2,308,597
"1A2B", Series T-48, 4.688%, 7/25/2022	720,000	749,220
"PE", Series 2378, 5.5%, 11/15/2016	1,495,000	1,581,353
"PE", Series 2512, 5.5%, 2/15/2022	1,725,000	1,785,403
"BD", Series 2453, 6.0%, 5/15/2017	1,000,000	1,068,696
"PE", Series 2208, 7.0%, 12/15/2028	480,077	485,561
"A5", Series T-42, 7.5%, 2/25/2042	582,487	638,370
Federal National Mortgage Association:
"UK", Series 2003-9, 4.5%, 11/25/2016	2,240,000	2,346,741
"OC", Series 2001-69, 5.5%, 7/25/2011	2,000,000	2,064,915
"PB", Series 2001-75, 5.5%, 8/25/2012	2,010,000	2,082,940
"LN", Series 2001-56, 5.75%, 7/25/2026	2,165,000	2,177,233
"QN", Series 2001-51, 6.0%, 10/25/2016	1,865,000	1,995,332
Wells Fargo Mortgage Backed Securities Trust:
"A1", Series 2002-9, 6.25%, 6/25/2032	519,461	519,892
"1A2", Series 2001-15, 6.5%, 7/25/2031	2,494,605	2,498,452
"2A2", Series 2002-4, 6.5%, 2/25/2032	3,485,000	3,526,945
Total Collateralized Mortgage Obligations (Cost $35,683,958)		35,974,015

Long-Term Municipal Investments 2.0%
Connecticut, Industrial Development Revenue, Development Authority, Series A, 8.375%, 10/15/2004	375,000	397,661
Greater Kentucky, Multi Family Housing Revenue, Housing Assistance Corp, Series B, 7.2%, 2/1/2006 (c)	870,000	882,398
Lansing, MI, Water & Sewer Revenue, Board Water & Light Water Supply Steam, Series B, 7.3%, 7/1/2006 (c)	3,155,000	3,595,028
Maryland, Hospital & Healthcare Revenue, Hospital Healthcare Systems Inc., 7.865%, 2/15/2027 (c)	855,000	1,027,992
Pennsylvania, Transportation/Tolls Revenue, Port Authority, Series A, 7.27%, 1/1/2007 (c)	930,000	1,069,798
Ross County Water Co., Inc., 8.25%, 8/1/2025	2,435,000	2,801,394
Suffolk, VA, Multi Family Housing Revenue, Redevelopment and Housing Authority, Series T, 6.6%, 7/1/2015 (c)	1,985,000	2,275,366
Total Long-Term Municipal Investments (Cost $10,621,493)		12,049,637

Short-Term Investment 0.5%
US Treasury Bill, 1.05%**, 4/17/2003 (e) (Cost $2,933,502)	2,935,000	2,933,486
	Shares	Value ($)

Investments in Affiliated Investment Companies 4.4%
Cash Management Fund Institutional, 1.13% (b) (Cost $26,139,614)	26,139,614	26,139,614
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $588,632,241) (a)	93.3	556,731,144
Other Assets and Liabilities, Net	6.7	40,243,023
Net Assets	100.0	596,974,167

* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $615,785,253. At March 31, 2003, net unrealized depreciation for all securities based on tax cost was $59,054,109. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,834,674 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $66,888,783.
(b) Cash Management Fund Institutional, an affiliate, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Bond is insured by one of these companies:
AMBAC	AMBAC Assurance Corp.
FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration
FNMA	Federal National Mortgage Association
FSA	Financial Security Assurance
MBIA	Municipal Bond Investors Assurance

(d) Mortgage dollar rolls included.
(e) At March 31, 2003 this security has been pledged to cover in whole or in part, initial margin requirements for open futures contracts.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

At March 31, 2003, open futures contracts sold short were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation)($)
10 Year Australia Bond	6/16/2003	274	15,700,252	15,400,902	299,350
10 Year Japan Bond	6/11/2003	7	8,427,260	8,445,100	(17,840)
DAX Index	6/20/2003	26	1,830,325	1,730,644	99,681
Euro-Bund	6/6/2003	82	10,375,177	10,264,965	110,212
FTSE 100 Index	6/20/2003	38	2,062,555	2,169,838	(107,283)
MIB 30 Index	6/20/2003	30	3,677,260	3,547,929	129,331
Topix Index	6/12/2003	13	845,719	854,571	(8,852)
Total net unrealized appreciation					504,599

At March 31, 2003, open futures contracts purchased were as follows:
Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation)($)
10 Year Canada Bond	6/19/2003	11	793,796	790,442	(3,354)
10 Year Euro Bond	4/30/2003	99	3,111,382	2,820,633	(290,749)
10 Year US Treasury Note	6/19/2003	285	32,718,618	32,739,375	20,757
Long Gilt	6/26/2003	15	2,896,918	2,857,500	(39,418)
S&P 200 Index	6/19/2003	36	1,562,854	1,578,311	15,457
S&P 500 EMINI Index	6/20/2003	2	81,895	84,700	2,805
S&P 500 Index	6/19/2003	27	5,593,561	5,717,250	123,689
S&P Canada 60 Index	6/19/2003	17	846,115	836,507	(9,608)
Total net unrealized depreciation					(180,421)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2003
Assets
Investments in securities, at value: Unaffiliated issuers (cost $562,492,627)	$ 530,591,530
Affiliated issuers (cost $26,139,614)	26,139,614
Total investments in securities, at value (cost $588,632,241)	556,731,144
Cash	178,909
Foreign currency, at value (cost $18,391,751)	18,403,906
Receivable for investments sold	25,567,884
Dividends receivable	468,342
Interest receivable	1,865,670
Receivable for shares of beneficial interest subscribed	624,129
Receivable for daily variation margin on open futures contracts	27,178
Unrealized appreciation on forward foreign currency exchange contracts	557,679
Total assets	604,424,841
Liabilities
Payable for investments purchased	3,256,238
Payable for investments purchased - mortgage dollar rolls	3,762,612
Unrealized depreciation on forward foreign currency exchange contracts	236,598
Accrued advisory fee	114,008
Other accrued expenses and payables	81,218
Total liabilities	7,450,674
Net assets, at value	$ 596,974,167

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended March 31, 2003
Investment Income
Dividends - Unaffiliated issuers (net of foreign taxes withheld of $2,555)	$ 4,062,239
Dividends - Affiliated issuers	399,852
Interest	11,047,918
Total income	15,510,009
Expenses: Investment advisory fee	3,114,885
Administrator service fees	490,228
Legal	42,520
Auditing	29,536
Trustees' fees and expenses	13,970
Other	24,102
Total expenses, before expense reductions	3,715,241
Expense reductions	(1,018,450)
Total expenses, after expense reductions	2,696,791
Net investment income (loss)	12,813,218
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(51,221,845)
Futures	(20,301,635)
Foreign currency related transactions	9,894,360
(61,629,120)
Net unrealized appreciation (depreciation) during the period on: Investments	(16,131,456)
Futures	387,640
Foreign currency related transactions	236,015
(15,507,801)
Net gain (loss) on investment transactions	(77,136,921)
Net increase (decrease) in net assets resulting from operations	$ (64,323,703)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended March 31,
Increase (Decrease) in Net Assets	2003	2002
Operations: Net investment income (loss)	$ 12,813,218	$ 16,213,234
Net realized gain (loss) on investment transactions	(61,629,120)	(9,088,786)
Net unrealized appreciation (depreciation) on investment transactions during the period	(15,507,801)	4,848,889
Net increase (decrease) in net assets resulting from operations	(64,323,703)	11,973,337
Capital transaction in shares of beneficial interest: Proceeds from capital invested	315,981,347	158,875,303
Value of capital withdrawn	(235,697,310)	(141,358,408)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	80,284,037	17,516,895
Increase (decrease) in net assets	15,960,334	29,490,232
Net assets at beginning of period	581,013,833	551,523,601
Net assets at end of period	$ 596,974,167	$ 581,013,833

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended March 31,	2003	2002	2001	2000	1999
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	597	581	552	733	704
Ratio of expenses before expense reductions (%)	.76	.74	.76	.76	.76
Ratio of expenses after expense reductions (%)	.55	.55	.59	.60	.60
Ratio of net investment income (loss) (%)	2.61	2.84	3.19	2.69	2.91
Portfolio turnover rate (%)	133	90	118	222	109
Total Investment Return (%)[a]	(11.88)	2.08	-	-	-
a Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Significant Accounting Policies

Asset Management Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Portfolio. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Cash Management Fund Institutional are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Portfolio are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolio may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Portfolio is able to repurchase them. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

The Portfolio makes a daily allocation of its income, expenses and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the year ended March 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $683,595,958 and $576,157,352, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corporation ("ICCC" or the "Administrator") is the Administrator for the Portfolio, both wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.65% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. The Portfolio did not impose a portion of its advisory fees equivalent to the advisory fees charged on assets invested in the affiliated money market fund, Cash Management Fund Institutional.

Accordingly, for the year ended March 31, 2003, the Advisor did not impose a portion of its advisory fee pursuant to the Investment Advisory Agreement aggregating $1,018,450 and the amount imposed aggregated $2,096,435 which was equivalent to an annual effective rate of 0.43% of the Portfolio's average net assets.

Effective April 25, 2003, Northern Trust Investments, Inc. ("NTI") will become the Portfolio's sub-advisor and will manage the passive equity portion of the Portfolio. NTI will be paid directly by DeAM, Inc. for its sub-advisory services.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.10% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended March 31, 2003, the Administrator Service Fee aggregated $490,228, of which $52,945 is unpaid at March 31, 2003.

During the period, the Advisor and Administrator agreed to waive its fees and reimburse expenses of the Portfolio to the extent necessary to maintain the annualized expenses of the Portfolio to 0.55%. The Advisor and Administrator may terminate this voluntary waiver and reimbursement at any time without notice to the shareholders. Under this agreement, for the year ended March 31, 2003, the Advisor and Administrator waived and absorbed $1,018,450 of expenses.

Deutsche Bank Trust Company Americas ("DBT Co."), an affiliate of the Portfolio's Advisor and Administrator, serves as the Portfolio's custodian (see Note F).

Other. The Portfolio may invest in Cash Management Fund Institutional, an open-end management investment company managed by DeAM, Inc.

Trustees' Fees and Expenses. The Portfolio pays each Trustee not affiliated with the Advisor retainer fees plus specific amounts for attended board and committee meetings.

D. Forward Foreign Currency Commitments.

The Portfolio had the following open contracts at March 31, 2003:

Contracts to Deliver	In Exchange For		Settlement Date	Unrealized Appreciation
USD 14,384,858	CAD	21,432,000	4/3/2003	$ 184,579
USD 27,851,408	EUR	25,548,000	4/4/2003	24,585
USD 23,591,299	GBP	14,947,000	4/4/2003	31,668
CHF 929,000	USD	694,035	4/4/2003	6,586
JPY 4,072,150,000	USD	34,653,647	4/4/2003	310,261
				$ 557,679

Contracts to Deliver	In Exchange For		Settlement Date	Unrealized (Depreciation)
USD 19,133,705	AUD	31,277,000	4/4/2003	$ (236,598)

Currency Abbreviation
CAD	Canadian Dollar	EUR	Euro	CHF	Swiss Franc
GBP	British Pound	JPY	Japanese Yen
USD	US Dollar	AUD	Australian Dollar

E. Line of Credit

The Portfolio and several other affiliated funds (the "Participants") share in a $200 million revolving credit facility administered by a syndicate of banks for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based upon net assets among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.625 percent. During the period the Portfolio had no borrowings on the line of credit.

F. Other Information

On January 31, 2003, Deutsche Bank AG completed the sale of its Global Securities Service business to State Street Bank, Inc. The sale included US custody, securities lending and other processing services located in Europe, Asia and the Americas. The Board of Trustees of the Portfolio approved changing the Portfolio's custodian to State Street Bank and Trust Company ("State Street") at Board meetings held on February 24, 2003 and March 27, 2003. Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), an affiliate of the Portfolio's Advisor and Administrator, currently serves as the custodian to the Portfolio. The Portfolio's assets will be transitioned to State Street on or about June 6, 2003.

Report of Independent Accountants

To the Trustees and Holders of Beneficial Interest of the Asset Management Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Asset Management Portfolio (hereafter referred to as the "Portfolio") at March 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts May 28, 2003	PricewaterhouseCoopers LLP

Shareholder Meeting Results

A Special Meeting of Shareholders of Asset Management Portfolio (the "Portfolio") was held on March 17, 2003. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To approve a new investment advisory agreement between the Portfolio and Deutsche Asset Management, Inc. ("DeAM, Inc.")

Affirmative	Against	Abstain
28,903,925	48,666	1,259

2. To approve an investment sub-advisory agreement for the Portfolio between DeAM, Inc. and Northern Trust Investments, Inc.

Affirmative	Against	Abstain
28,903,925	48,666	1,259

A Special Meeting of Shareholders of Asset Management Portfolio (the "Portfolio") was held on July 30, 2002. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Trustees of the Portfolio to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

	Number of Votes:
	For	Withheld
Richard R. Burt	48,700,731	10,450
S. Leland Dill	48,700,731	10,450
Martin J. Gruber	48,700,731	10,450
Richard T. Hale	48,700,731	10,450
Joseph R. Hardiman	48,700,731	10,450
Richard J. Herring	48,700,731	10,450
Graham E. Jones	48,700,731	10,450
Rebecca W. Rimel	48,700,731	10,450
Philip Saunders, Jr.	48,700,731	10,450
William N. Searcy	48,700,731	10,450
Robert H. Wadsworth	48,700,731	10,450

2. To approve new investment advisory agreements (each a "New Advisory Agreement" and collectively, the "New Advisory Agreements") between each fund's corresponding Portfolio and Deutsche Asset Management, Inc. ("DeAM, Inc.").

Affirmative	Against	Abstain
48,703,623	7,557	0

Investment Products

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central European Equity Fund, Inc.

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Willkie Farr & Gallagher

787 Seventh Avenue New York, NY 10019
Transfer Agent

Scudder Investments Service Company

811 Main Street Kansas City, MO 64105
Custodian

Deutsche Bank Trust Company Americas

100 Plaza One Jersey City, NJ 07311
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1148